SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Original Report:  January 5, 1999


                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


      VIRGINIA                     0-23983                    54-1816010
      (State of                  (Commission                 (IRS Employer
       Incorporation)            File Number)                Identification No.)


         306 East Main Street
         Richmond, Virginia                          23219
         (Address of principal                      (Zip Code)
          executive offices)


               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                   FORM 8-K/A

                                      Index

                                                                        Page No.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

a.       Independent Auditors' Report
         (Sierra Ridge Apartments)

         Historical Statement of Income
         and Direct Operating Expenses
         (Sierra Ridge Apartments)

         Note to Historical Statement of Income
         and Direct Operating Expenses
        (Sierra Ridge Apartments)


b.       Pro Forma Balance Sheet as of
         September 30, 1998 (unaudited)

         Pro Forma Statement of Operations for
         the Nine Months ended September 30, 1998
         (unaudited)

                  Pro Forma Statement of Operations
                  for the year ended December 31, 1997
                  (unaudited)

         c.       Exhibit

                  23.1     Consent of Independent Auditors
                           (Sierra Ridge Apartments)

         The Company hereby amends Items 7.a., 7.b., and 7.c. of its Current Report on Form 8-K dated January 5, 1999 as follows:

                                    ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia

         We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Sierra Ridge Apartments located in San Antonio, Texas for the twelve month period ended December 15, 1998. This statement is the responsibility of the management of Sierra Ridge Apartments. Our responsibility is to express an opinion on this statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.

         In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Sierra Ridge Apartments (as defined above) for the twelve month period ended December 15, 1998, in conformity with generally accepted accounting principles.


                                                 /s/ L.P. Martin & Co., P.C.

Richmond, Virginia
January 22, 1999

                             SIERRA RIDGE APARTMENTS

         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                   ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                   TWELVE MONTH PERIOD ENDED DECEMBER 15, 1998

INCOME
   Rental and Other Income                                   $   1,192,111
                                                                 ---------

DIRECT OPERATING EXPENSES
   Administrative and Other                                        145,939
   Insurance                                                            --
   Repairs and Maintenance                                         288,672
   Taxes, Property                                                 148,050
   Utilities                                                        99,472
                                                                 ---------



         TOTAL DIRECT OPERATING EXPENSES                           682,133
                                                                 ---------

         Operating income exclusive of items not
         comparable to the proposed future operations
         of the property                                     $     509,978
                                                                ==========

See accompanying notes to the financial statement.

                             SIERRA RIDGE APARTMENTS

         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                   TWELVE MONTH PERIOD ENDED DECEMBER 15, 1998


NOTE 1 - ORGANIZATION

Sierra Ridge Apartments is a 230 unit garden style apartment complex located on
10.246 acres in San Antonio, Texas. The assets comprising the property were owned by The Travelers Indemnity Company, an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. purchased the property on January 5, 1999.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES

Revenue and Expense Recognition - The accompanying statement of rental operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are property depreciation, professional fees and management fees.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management of make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

Advertising - Advertising costs are expensed in the period incurred.

NOTE 3 - INSURANCE EXPENSE

The property owner was self insured during the financial statement period. Accordingly, the statement of income and direct operating expenses does not include property/liability insurance expense.

                                    ITEM 7.b.

PRO FORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1998 (UNAUDITED)
The accompanying Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1998 is presented as if the Company had owned the properties included in the table below as of September 30 1998. In the opinion of management all adjustments necessary to reflect the effects of the Offering have been made.
The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1998, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.

                                                          Brandywine      Burney       Courts on        Sierra
                                        Historical          Park           Oaks        Pear Ridge        Ridge
                                          Balance         Pro Forma      Pro Forma      Pro Forma       Pro Forma         Total
                                           Sheet         Adjustments    Adjustments    Adjustments     Adjustments      Pro Forma
                                     -----------------------------------------------------------------------------------------------
Date of acquisition                                       10/29/98        10/28/98       11/17/98        1/5/99

ASSETS
Investment in rental property
   Land                               $  35,291,836     $ 1,982,880      $ 1,043,460    $ 2,346,000    $   593,334    $  41,257,510
   Building and improvements            169,230,344       6,279,120        8,442,540      9,384,000      5,340,006      198,676,010
   Furniture and fixtures                 2,139,825               -                -              -              -        2,139,825
                                     -----------------------------------------------------------------------------------------------
                                        206,662,005       8,262,000        9,486,000     11,730,000      5,933,340      242,073,345
   Less accumulated depreciation         (5,578,003)              -                -              -              -       (5,578,003)
                                     -----------------------------------------------------------------------------------------------
                                        201,084,002       8,262,000        9,486,000     11,730,000      5,933,340      236,495,342

   Cash and cash equivalents             47,090,703      (8,262,000)      (9,486,000)   (11,730,000)    (5,933,340)      11,679,363
   Prepaid expenses                         142,156               -                -              -              -          142,156
   Other assets                           1,668,108               -                -              -              -        1,668,108
                                     -----------------------------------------------------------------------------------------------
                                         48,900,967      (8,262,000)      (9,486,000)   (11,730,000)    (5,933,340)      13,489,627
                                     -----------------------------------------------------------------------------------------------

Total Assets                          $ 249,984,969     $         -      $         -    $         -    $          -   $ 249,984,969
                                     ===============================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities

   Mortgage notes payable             $  25,323,184               -                -              -              -    $  25,323,184
   Accounts payable                         763,854               -                -              -              -          763,854
   Accrued expenses                       4,334,180               -                -              -              -        4,334,180
   Rents received in advance                 46,966               -                -              -              -           46,966
   Tenant security deposits                 838,286               -                -              -              -          838,286
                                     -----------------------------------------------------------------------------------------------
                                         31,306,470               -                -              -              -       31,306,470

Shareholders' equity
   Common stock                         219,628,535               -                -              -              -      219,628,535
   Class B convertible stock                 20,000               -                -              -              -           20,000
   Distributions greater than
     net income                            (970,036)              -                -              -              -         (970,036)
                                     -----------------------------------------------------------------------------------------------
                                        218,678,499               -                -              -              -      218,678,499
                                     -----------------------------------------------------------------------------------------------

Total Liabilities and Shareholders'
    Equity                            $ 249,984,969    $          -      $         -    $         -   $          -    $ 249,984,969
                                     ===============================================================================================

Notes to Pro Forma Balance Sheet

Pro Forma adjustments represent the purchase price of the related property, including the 2% acquisition fee to Apple Residential Management Group, Inc. allocated between land and building.
Adjustments to cash reflect the use of cash on hand to purchase properties.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998 (UNAUDITED)
The Unaudited Pro Forma Consolidated Statement of Operations for the nine month period ended September 30, 1998 is presented as if the 17 property acquisitions during 1998 had occurred on January 1, 1998. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the nine month period ended September 30, 1998 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.

                                                                                               Copper       Bitter        Summer
                                                Historical      Main Park      Timberglen      Ridge        Creek          Tree
                                               Statement of     Pro Forma      Pro Forma     Pro Forma    Pro Forma      Pro Forma
                                                Operations     Adjustments    Adjustments   Adjustments  Adjustments    Adjustments
                                               ------------------------------------------------------------------------------------
Date of Acquisition                                 -             2/4/98        2/13/98       3/31/98       5/8/98        6/1/98

Rental income                                   $20,256,606       $ 122,458     $ 162,912    $ 228,612      $ 876,661     $ 505,033
Rental expenses:
   Property and maintenance                       5,555,743          44,674        39,814      147,405        308,738       202,428
   Taxes and insurance                            2,832,675          18,797        21,513       29,927         98,600        63,114
   Property management                            1,109,495              -           -            -          -             -
   General and administrative                       579,015              -           -            -          -             -
   Amortization                                      28,544              -           -            -          -             -
   Depreciation of rental property                3,680,000              -           -            -          -             -
                                               -------------------------------------------------------------------------------------

Total expenses                                   13,785,472          63,471        61,327      177,332        407,338       265,542

Income before interest income (expense)           6,471,134          58,987       101,585       51,280        469,323       239,491
Interest income                                   1,188,355              -           -            -          -             -
Interest expense                                   (338,297)             -           -            -          -             -
                                               -------------------------------------------------------------------------------------

Net income                                       $7,321,192         $58,987      $101,585      $51,280       $469,323      $239,491

Basic and diluted earnings per common share           $0.41
                                                      =====

Wgt. avg. number of common shares outstanding    17,823,314
                                                 ==========


    Park                       Hayden's          Pace's       Pepper                          Emerald                    Brandywine
  Village      Cottonwood      Crossing          Point        Square          Newport          Oaks         Estrada         Park
 Pro Forma      Pro Forma      Pro Forma       Pro Forma     Pro Forma       Pro Forma       Pro Forma     Pro Forma      Pro Forma
Adjustments    Adjustments    Adjustments     Adjustments   Adjustments     Adjustments     Adjustments   Adjustments    Adjustments
------------------------------------------------------------------------------------------------------------------------------------
   7/1/98         7/9/98        7/24/98         7/17/98       7/17/98         7/24/98         7/24/98       7/27/98        10/29/98

$ 641,049     $ 565,147      $ 536,970     $ 1,167,372     $ 534,027       $ 686,911     $ 1,046,462     $ 962,727     $ 1,095,515

  224,466       216,861        188,406         349,407       156,111         235,111         284,868       281,613         387,118
   79,850        74,067         61,559         143,119        75,941         109,875         133,916       124,830         131,915
        -             -              -               -             -               -               -             -               -
        -             -              -               -             -               -               -             -               -
        -             -              -               -             -               -               -             -               -
        -             -              -               -             -               -               -             -               -
-----------------------------------------------------------------------------------------------------------------------------------

  304,316       290,928        249,965         492,526       232,052         344,986         418,784       406,443         519,033

  336,733       274,219        287,005         674,846       301,975         341,925         627,678       556,284         576,482
        -             -              -               -             -               -               -             -               -
        -             -              -               -             -               -               -             -               -
-----------------------------------------------------------------------------------------------------------------------------------

 $336,733      $274,219       $287,005        $674,846      $301,975        $341,925        $627,678      $556,284        $576,482


    Burney        Courts on      Sierra
     Oaks         Pear Ridge      Ridge
   Pro Forma      Pro Forma     Pro Forma       Pro Forma         Total
  Adjustments    Adjustments   Adjustments     Adjustments       Pro Forma
--------------------------------------------------------------------------
   10/28/98        11/17/98      1/5/99             -                    -

$ 1,178,780    $ 1,323,205    $ 894,083             -          $32,784,530

    424,927        445,176      400,562             -            9,893,428
    162,395        192,254      111,038             -            4,465,385
          -              -            -        $ 686,716 (A)     1,796,211
          -              -            -          142,611 (B)       721,626
          -              -            -             -               28,544
          -              -            -        2,132,548 (C)     5,812,548
---------------------------------------------------------------------------

    587,322        637,430      511,600        2,961,875        22,717,742

    591,458        685,775      382,483       (2,961,875)       10,066,788
          -              -            -       (1,188,355) (F)           -
          -              -            -       (1,069,313) (D)   (1,407,610)
---------------------------------------------------------      ------------

   $591,458       $685,775     $382,483      ($5,219,543)       $8,659,178

                                                                     $0.37

                                               5,456,064 (E)    23,279,378
                                               ==========       ==========

(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.
(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.
(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.
(D) Represents the interest expense for 5 of the 17 properties for the period in which the properties were not owned for the nine months period ended September 30, 1998, interest was computed based on interest rates on the properties debt that was assumed at acquisition.
(E) Represents additional common shares assuming the properties were acquired on January 1, 1998 with the net proceeds from the "best efforts" offering of $10 per share (net $8.70 per share).
(F) Represents reduction of interest income associated with $32.7 million of cash used to purchase properties at an interest rate of 5%.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)

The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if the 12 property acquisitions during 1997 and the 17 property acquisitions during 1998 had occurred on January 1, 1997. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the Company's respective historical financial statements and notes thereto.


                                                   Historical       1997                         Pro Forma      Main Park
                                                  Statement of  Acquisitions    Pro Forma        Before 1998    Pro Forma
                                                   Operations    Adjustments   Adjustments      Acquisitions   Adjustments
                                                 -------------------------------------------------------------------------
Date of Acquisition                                         -              -           -                 -       2/4/98

Rental income                                     $12,005,968    $ 5,392,558           -       $17,398,526    $ 1,469,496
Rental expenses:
                Property and maintenance            3,571,484      1,982,189           -         5,553,673        536,090
                Taxes and insurance                 1,765,741        706,939           -         2,472,680        225,564
                Property management                   656,267              -    $ 295,813 (A)      952,080              -
                General and administrative            351,081              -       67,262 (B)      418,343              -
                Amortization                           28,490              -          -             28,490              -
                Depreciation of rental property     1,898,003              -      792,074 (C)    2,690,077              -
                                                 --------------------------------------------------------------------------

Total expenses                                      8,271,066      2,689,128    1,155,149       12,115,343        761,654

Income before interest income (expense)             3,734,902      2,703,430   (1,155,149)       5,283,183        707,842
Interest income                                       222,676              -          -            222,676              -
Interest expense                                     (458,384)             -          -           (458,384)             -
                                                 ------------------------------------------    -----------------------------

Net income                                         $3,499,194    $ 2,703,430  ($1,155,149)      $5,047,475       $707,842

Basic and diluted earnings per common share             $0.54                                        $0.53
                                                       ======                                        =====

Wgt. avg. number of common shares outstanding       6,493,114                   3,106,405 (E)    9,599,519
                                                   ==========                  ==========       ==========

               Copper        Bitter        Summer        Park                        Hayden's      Pace's       Pepper
Timberglen      Ridge         Creek         Tree       Village       Cottonwood      Crossing      Point        Square
 Pro Forma     Pro Forma     Pro Forma    Pro Forma    Pro Forma      Pro Forma      Pro Forma    Pro Forma    Pro Forma
Adjustments   Adjustments   Adjustments  Adjustments  Adjustments    Adjustments    Adjustments  Adjustments  Adjustments
-------------------------------------------------------------------------------------------------------------------------
  2/13/98       3/31/98       5/8/98        6/1/98       7/1/98         7/9/98        7/24/98      7/17/98      7/17/98

$ 1,954,938   $ 914,447    $ 2,629,983   $ 1,212,080  $ 1,282,097    $ 1,130,293     $ 920,520   $ 2,001,209   $ 915,474

    477,771     589,618        926,213       485,827      448,932        433,721       322,981       598,984     267,618
    258,159     119,708        295,801       151,473      159,700        148,133       105,530       245,347     130,185
         -            -              -             -            -              -             -             -           -
         -            -              -             -            -              -             -             -           -
         -            -              -             -            -              -             -             -           -
         -            -              -             -            -              -             -             -           -
-------------------------------------------------------------------------------------------------------------------------

    735,930     709,326      1,222,014       637,300      608,632        581,854       428,511       844,331     397,803

  1,219,008     205,121      1,407,969       574,780      673,465        548,439       492,009     1,156,878     517,671
         -            -              -             -            -              -             -             -           -
         -            -              -             -            -              -             -             -           -
-------------------------------------------------------------------------------------------------------------------------

 $1,219,008    $205,121     $1,407,969      $574,780     $673,465       $548,439      $492,009    $1,156,878    $517,671


                 Emerald                       Brandywine      Burney       Courts on      Sierra
  Newport          Oaks          Estrada          Park          Oaks        Pear Ridge      Ridge
 Pro Forma      Pro Forma       Pro Forma      Pro Forma     Pro Forma      Pro Forma     Pro Forma     Pro Forma            Total
Adjustments    Adjustments     Adjustments    Adjustments   Adjustments    Adjustments   Adjustments   Adjustments         Pro Forma
------------------------------------------------------------------------------------------------------------------------------------
  7/24/98        7/24/98         7/27/98        10/29/98      10/28/98       11/17/98      1/5/99               -                 -

$ 1,177,562    $ 1,793,934     $ 1,650,389    $ 1,460,686   $ 1,571,707    $ 1,764,273   $ 1,192,111            -       $42,439,725

    403,047        488,345         482,765        516,157       566,569        593,568       534,083            -        14,225,962
    188,357        229,570         214,029        175,886       216,526        256,339       148,050            -         5,741,037
          -              -               -              -             -              -             -  $ 1,373,800  (A)    2,325,880
          -              -               -              -             -              -             -      293,028  (B)      711,371
          -              -               -              -             -              -             -            -            28,490
          -              -               -              -             -              -             -    4,225,932  (C)    6,916,008
------------------------------------------------------------------------------------------------------------------------------------

    591,404        717,915         696,794        692,043       783,095        849,907       682,133    5,892,760        29,948,749

    586,158      1,076,019         953,595        768,643       788,612        914,366       509,978   (5,892,760)       12,490,976
          -              -               -              -             -              -             -            -           222,676
          -              -               -              -             -              -             -   (1,833,108) (D)   (2,291,492)
------------------------------------------------------------------------------------------------------------------      ------------

   $586,158     $1,076,019        $953,595       $768,643      $788,612       $914,366      $509,978  ($7,725,868)      $10,422,161

                                                                                                                              $0.45
                                                                                                                              =====

                                                                                                       13,472,566  (E)   23,072,075
                                                                                                       ==========        ==========


(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.

(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.

(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.

(D) Represents the interest expense for 5 of the 17 properties for the period in which the properties were not owned, interest was computed based on interest rates on the properties debt that was assumed at acquisition.

(E) Represents additional common shares assuming the properties were acquired on January 1, 1997 with the net proceeds from the "best efforts" offering of $9 per share (net $7.83 per share) for the first $15 million and $10 per share (net $8.70 per share) above $15 million.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1997 (UNAUDITED)

The following schedule provides detail of 1997 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended
December 31, 1997.

                                      Brookfield       Eagle Crest       Aspen Hills     Mill Crossing        Polo Run
                                      Pro Forma         Pro Forma         Pro Forma       Pro Forma          Pro Forma
                                     Adjustments       Adjustments       Adjustments     Adjustments         Adjustments
                                    --------------------------------------------------------------------------------------------
Date of Acquisitions                     1/31/97           1/31/97           1/31/97          2/28/97           03/31/97

Rental income                            $99,879          $266,385          $100,023         $151,389           $326,137
Expenses
      Property and maintenance            32,430            74,735            51,643           77,882            121,983
      Taxes and insurance                 12,720            36,546            12,099           19,230             40,508
      Property management                 -                 -                 -               -                  -
      General and administrative          -                 -                 -               -                  -
      Depreciation of real estate         -                 -                 -               -                  -
      Amortization                        -                 -                 -               -                  -
                                    ----------------------------------------------------------------------------------------
                                          45,150           111,281            63,742           97,112            162,491

Income before interest income             54,729           155,104            36,281           54,277            163,646

     Interest income                      -                 -                 -               -                  -
     Interest expense                     -                 -                 -               -                  -
                                    ----------------------------------------------------------------------------------------

Net income                               $54,729          $155,104           $36,281          $54,277           $163,646
                                    ========================================================================================



   Wildwood         Toscana          The Arbors     Paces Cove      Chaparosa       Riverhill       Crossing
  Pro Forma        Pro Forma         Pro Forma      Pro Forma       Pro Forma       Pro Forma      Pro Forma            Total
  Adjustments      Adjustments       Adjustments    Adjustments     Adjustments     Adjustments    Adjustments         Pro Forma
----------------------------------------------------------------------------------------------------------------------------------
    03/31/97          03/31/97           4/25/97        6/30/97         8/6/97          8/6/97        11/25/97

    $202,389          $270,812          $460,338      $916,348       $ 801,713       $ 892,295      $ 904,850         $5,392,558

      78,111            82,722           102,132       314,521         286,943         338,906        420,181          1,982,189
      25,216            35,674            60,729       128,306          97,242         124,028        114,641            706,939
      -                -                 -              -               -               -              -                       0
      -                -                 -              -               -               -              -                       0
      -                -                 -              -               -               -              -                       0
      -                -                 -              -               -               -              -                       0
---------------------------------------------------------------------------------------------------------------------------------
     103,327           118,396           162,861       442,827         384,185         462,934        534,822          2,689,128

      99,062           152,416           297,477       473,521         417,528         429,361        370,028          2,703,430

      -                -                 -              -               -               -              -                       0
      -                -                 -              -               -               -              -                       0
---------------------------------------------------------------------------------------------------------------------------------

     $99,062          $152,416          $297,477      $473,521        $417,528        $429,361       $370,028         $2,703,430
==================================================================================================================================

                                    ITEM 7.c.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                    APPLE RESIDENTIAL INCOME TRUST, INC.


Date: March 4, 1999                 By:/s/ Glade M. Knight
                                       -------------------
                                       Glade M. Knight
                                       President of
                                       Apple Residential Realty Income
                                       Trust, Inc.

                                  EXHIBIT INDEX

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                  FORM 8-K/A TO FORM 8-K DATED JANUARY 5, 1999


EXHIBIT NUMBER             EXHIBIT                               PAGE NUMBER
--------------             -------                               -----------
23.1                       Consent of Independent Auditors
                           (Sierra Ridge Apartments)